UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 25, 2013

ROCK-TENN COMPANY
(Exact name of registrant as specified in charter)

Georgia	1-12613	62-0342590

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

This Form 8-K/A amends the current report on Form 8-K that we filed on January 31, 2013 (the “Form 8-K”) to replace the header and first paragraph under Item 5.02 of the Form 8-K as follows:

Election of President and Chief Operating Officer

On January 25, 2013, the board of directors of Rock-Tenn Company (the “Company”) unanimously elected Steven C. Voorhees as the Company’s president and chief operating officer. Mr. Voorhees, who is 58 years of age, served as our executive vice president and chief financial officer from September 2000 until January 25, 2013. Mr. Voorhees also served as our chief administrative officer from July 2008 until January 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 1, 2013

ROCK-TENN COMPANY

		By	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President, General
Counsel and Secretary